UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): (December 7, 2011)

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-09764	11-2534306
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Atlantic Street, Suite 1500

Stamford, CT 06901

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 328-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In October 2011, the Board of Directors of Harman International Industries, Incorporated (the “Company”) adopted, subject to stockholder approval, the 2012 Stock Option and Incentive Plan (“2012 Plan”) providing for the issuance of options, restricted stock units and restricted stock awards, for up to 4,400,000 shares of the Company’s common stock (the “Proposal”). On December 7, 2011, the Proposal was approved by stockholders at the Company’s 2011 Annual Meeting of Stockholders (the “Annual Meeting”). The foregoing summary description of the 2012 Plan is qualified in its entirety by reference to the actual terms of the 2012 Plan, which was attached as Appendix A to the Company’s 2011 Proxy Statement (the “Proxy Statement”), as filed with the Securities and Exchange Commission on October 28, 2011. For additional information regarding the Proposal, stockholders are encouraged to refer to Proposal 2 of the Proxy Statement.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved, upon recommendation of the Company’s Board of Directors (the “Board”), amendments to Article Eighth of the Company’s Restated Certificate of Incorporation and Article III of the Company’s Bylaws to provide that directors shall be elected on an annual basis. The amendments became effective upon the Company filing a Certificate of Amendment with the Office of the Secretary of State of the State of Delaware on December 12, 2011.

The foregoing descriptions of the Certificate Amendment and the amendment to the Bylaws are qualified in their entirety by reference to the Certificate of Amendment and the Bylaws, as amended, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 7, 2011, the Company held its Annual Meeting. At the Annual Meeting, stockholders considered the following proposals:

•	the election of the two director nominees named in the Proxy Statement;

•	the adoption of the 2012 Stock Option and Incentive Plan;

•	an amendment to the Company’s Restated Certificate of Incorporation and an amendment to the Company’s Bylaws to provide that directors shall be elected annually;

•	the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012;

•	an advisory resolution to approve the compensation of the Company’s named executive officers; and

•	on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers.

The results of the matters voted on by the stockholders are set forth below. Only stockholders of record as of the close of business on October 10, 2011 were entitled to vote at the Annual Meeting. As of the record date, 70,091,444 shares of common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 65,408,811 shares of common stock of the Company were represented, in person or by proxy, constituting a quorum.

1. The Company’s stockholders elected the two director nominees named in the proxy statement with the following votes:

	FOR	WITHHELD	BROKER NON-VOTES
Brian F. Carroll	55,760,060	5,067,308	9,264,076
Hellene S. Runtagh	55,671,055	5,156,313	9,264,076

2. The Company’s stockholders approved the adoption of the Company’s 2012 Stock Option and Incentive Plan with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
48,065,122	11,759,374	1,002,872	4,581,443

3. The Company’s stockholders approved the amendments to the Company’s Restated Certificate of Incorporation and the Company’s Bylaws to provide that directors shall be elected annually with the following votes:

FOR	AGAINST	ABSTAIN
64,912,059	419,871	76,881

4. The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012 with the following votes:

FOR	AGAINST	ABSTAIN
64,654,182	735,759	18,870

5. The Company’s stockholders approved the advisory resolution to approve the compensation of the Company’s named executive officers with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
44,516,433	14,764,504	1,546,433	4,581,443

6. The Company’s stockholders voted on an advisory basis to hold future advisory votes on the compensation of the Company’s named executive officers as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
48,947,510	51,622	10,248,364	1,579,872	4,581,445

Based on the results of the vote, and consistent with the Board’s recommendation, the Board has determined to hold an advisory vote on executive compensation on an annual basis until the next vote on frequency, which is required at least once every six years.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on December 12, 2011.

3.2	By-Laws of Harman International Industries, Incorporated, as amended, dated December 7, 2011.

10.1	2012 Stock Option and Incentive Plan (incorporated by reference to Appendix A to the Company’s Proxy Statement dated October 28, 2011).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED

By:	/s/ Todd A. Suko
Todd A. Suko
Executive Vice President and General Counsel

Date: December 13, 2011

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